SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2016

ROID GROUP, INC.

(Exact name of Company as specified in its charter)

Nevada	333-201836	46-4261474
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Dr. Kwanghyun Kim Chief Executive Officer 10827 Cloverfield Pt. San Diego, CA 92131
(Address of principal executive offices)
Phone: (858) 365.1737
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01                      Changes in the Registrant’s Certifying Accountant.

Item 4.01(a) – Dismissal of Auditor

On October 12, 2016, ROID Group, Inc. (the “Registrant”) dismissed Seale and Beers, CPAs (“Seale and Beers”) as Independent Registered Public Accountants. On October 12, 2016, the Board of Directors of the Company authorized the dismissal.

During the fiscal year ended December 31, 2015 and through Seale and Beers’s dismissal on October 12, 2016, there were (1) no disagreements with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale and Beers would have caused Seale and Beers to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Seale and Beers with a copy of this disclosure on October 12, 2016, providing Seale and Beers with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Seale and Beers’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Item 4.01(b)- Engagement of Auditor

On October 12, 2016, the Registrant engaged AMC Auditing as its new independent registered public accounting firm beginning with the fiscal quarter ending September 30, 2016 and for the Registrant's fiscal year ending December 31, 2016. The change in the Registrant's independent registered public accounting firm was approved by the board of directors. During the most recent fiscal year and through the date of this Current Report, neither the Registrant nor anyone on its behalf consulted with AMC Auditing regarding any of the following:

(i)

The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Registrant's financial statements, and none of the following was provided to the Registrant:

(a)

a written report; or (b) oral advice that AMC Auditing concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii)

Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Seale and Beers, CPA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROID Group, Inc.

Date: October 27, 2016

By: /s/ Dr. Kwanghyun Kim

Dr. Kwanghyun Kim

President and CEO